UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May  11, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Callon Petroleum Company (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on May 11, 2017. At the Annual Meeting, shareholders:

(a)	Elected three (3) Class II directors to hold office until the 2020 annual meeting of shareholders (Proposal #1);
(b)	Approved, in an advisory (non-binding) vote, the Company's executive compensation (Proposal #2);
(c)	Approved, in an advisory (non-binding) vote, the frequency of future advisory votes on the Company's executive compensation, establishing the frequency at one year intervals (Proposal #3); and
(d)	Ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 (Proposal #4).

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2017.

Proposal 1 – Election of Class II Directors.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Anthony J. Nocchiero	160,986,294	10,616,965	8,275,676
Matthew R. Bob	167,318,837	4,284,422	8,275,676
James M. Trimble	168,197,315	3,405,944	8,275,676

Proposal 2 – Approval, in an advisory (non-binding) vote, of the Company’s Executive Compensation.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
164,374,077	5,848,121	1,380,560	8,275,676

Proposal 3 – Approval, in an advisory (non-binding) vote, of the frequency of future advisory votes on the Company’s Executive Compensation, establishing the frequency at one year intervals.

Votes Cast for	Votes Cast for	Votes Cast for
One Year	Two Years	Three Years	Votes Abstained
162,447,352	29,078	8,698,254	426,467

Proposal 4 – Ratification of Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
179,389,074	79,055	410,806	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 15, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Financial Officer